SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2016

LCNB CORP.

(Exact name of Registrant as specified in its Charter)

Ohio	001-35292	31-1626393
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2 North Broadway, Lebanon, Ohio	45036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (513) 932-1414

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Monday, November 14, 2016, the Board of Directors of LCNB Corp. (“LCNB”) announced that Leroy F. McKay will step down from his role as Trust Department Head of LCNB’s subsidiary, LCNB National Bank (the “Bank”), effective December 31, 2016. Mr. McKay will continue to serve on the Executive, Trust, Privacy (Chair) and CRA (Chair) Committees and as Executive Vice President and Trust Officer to assist with the transition to his successor until his retirement and resignation from all employment positions held with LCNB and the Bank in the third quarter of 2017.

In connection with Mr. McKay’s planned retirement, the Board of Directors has promoted Rebecca Hawk Roess, Senior Vice President and Trust Officer, to the position of Executive Vice President and Trust Department Head of LCNB and the Bank, effective January 1, 2017. The Board of Directors has also promoted Bradley A. Ruppert, Senior Vice President and Trust Investment Officer, to Executive Vice President and Chief Investment Officer of LCNB and the Bank, effective January 1, 2017. LCNB issued a press release with respect to Mr. McKay’s retirement and succession plan and the promotions of Ms. Roess and Mr. Ruppert, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7.01.  Regulation FD Disclosure.

On Monday, November 14, 2016, the Board of Directors of LCNB Corp. (“LCNB”) announced that Leroy F. McKay will step down from his role as Trust Department Head of LCNB’s subsidiary, LCNB National Bank (the “Bank”), effective December 31, 2016. Mr. McKay will continue to serve on the Executive, Trust, Privacy (Chair) and CRA (Chair) Committees and as Executive Vice President and Trust Officer to assist with the transition to his successor until his retirement and resignation from all employment positions held with LCNB and the Bank in the third quarter of 2017.

In connection with Mr. McKay’s planned retirement, the Board of Directors has promoted Rebecca Hawk Roess, Senior Vice President and Trust Officer, to the position of Executive Vice President and Trust Department Head of LCNB and the Bank, effective January 1, 2017. The Board of Directors has also promoted Bradley A. Ruppert, Senior Vice President and Trust Investment Officer, to Executive Vice President and Chief Investment Officer of LCNB and the Bank, effective January 1, 2017. LCNB issued a press release with respect to Mr. McKay’s retirement and succession plan and the promotions of Ms. Roess and Mr. Ruppert, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

(d)

Exhibits:

Exhibit No.

Description

99.1

Press release dated November 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LCNB CORP.

Date: November 14, 2016	By: /s/ Robert C. Haines II
Robert C. Haines II Chief Financial Officer